SEGMENT REPORTING	12 Months Ended
Dec. 31, 2016
SEGMENT REPORTING

34. SEGMENT REPORTING

The Group operates in one segment whose business is developing and operating online games and related services. The Group’s chief operating decision maker is the chief executive officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group. The Group generates its revenues from customers in the Greater China, North America and other areas.

The following geographic area information includes revenue based on location of players for the years ended December 31, 2014, 2015 and 2016:

	2014	2015	2016	2016
	RMB	RMB	RMB	US$(Note 3)
Greater China	41,969,350	33,201,421	48,041,372	6,919,397
North America	14,906,530	8,382,753	3,012,901	433,948
Other areas	7,401,011	4,827,157	5,145,013	741,035
Total	64,276,891	46,411,331	56,199,286	8,094,380

A majority of the Group’s assets are located in Greater China.